                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lamper
                                              --------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

2.     SPE II PARTNERS, LP

Item                                   Information

Name:                                  SPE II Partners, LP

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

3.     SPE MASTER II, LP

Item                                   Information

Name:                                  SPE Master II, LP

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

4.     RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

5.     ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Investment Management, L.L.C.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

6.     RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014

7.     ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 22, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ---------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  July 24, 2014